Weave Communications Announces Second Quarter 2022 Financial Results

•Second quarter total revenue of $34.9 million, up 24% year-over-year
•Subscription and Payments revenue growth of 28% year-over-year
•Weave launches several additions to its all-in-one communications platform
•Weave announces Brett White as Interim CEO

LEHI, Utah—Aug 3, 2022 – Weave Communications, Inc. (NYSE: WEAV), a leading all-in-one customer communications and engagement software platform for small and medium-sized businesses, today announced its financial results for the second quarter ended June 30, 2022.
“I’m very happy to report the Weave team posted another impressive quarter of performance. We made substantial progress in our new product delivery and Go-to-Market optimizations,” said CEO Roy Banks. “And while I'm saddened to announce that I am stepping down for health and family reasons, I am extremely proud of what the company has been able to accomplish during my time as CEO. I'm confident that Brett and the rest of Weave’s leadership team will guide the company to further successes.”
Second Quarter 2022 Financial Highlights
•    Total revenue was $34.9 million, representing a 24% year-over-year increase compared to $28.1 million in the second quarter of 2021.
•    GAAP loss from operations was $14.6 million, compared to a GAAP loss from operations of $14.1 million in the second quarter of 2021.
•    Non-GAAP loss from operations was $10.1 million, compared to a non-GAAP loss from operations of $8.9 million in the second quarter of 2021.
•    GAAP net loss attributable to common stockholders was $14.8 million, or $0.23 per share compared to a GAAP net loss attributable to common stockholders of $15.0 million, or $1.12 per share in the second quarter of 2021.
•    Non-GAAP net loss attributable to common stockholders was $10.3 million, or $0.16 per share compared to a non-GAAP net loss attributable to common stockholders of $9.2 million, or $0.68 per share in the second quarter of 2021.
•    Dollar-Based Net Retention Rate (NRR) was 102% as of June 30, 2022.
•    Dollar-Based Gross Retention Rate (GRR) was 94% as of June 30, 2022.
Business Highlights
•    Weave Launches its All-in-One Platform feature — Insurance Verification
•    Weave Adds Buy Now, Pay Later Offering to Streamline Payments in Small Healthcare Practices
•    Erin Goodsell Joins Weave as Chief Legal Officer
•    Weave Named to List of 50 Most Inspiring Workplaces in North America
•    Weave Adds George Scanlon to Board of Directors
•    Weave Named Leader in Five Categories in G2 Summer Report

•    Weave, Fuse Dental Practice Management Software Launch New Integration for Dental Practices
Brett White Named Interim CEO
Brett White, President and Chief Operating Officer, has been appointed Interim CEO, effective August 15, 2022, as the board of directors conducts an evaluation of candidates for the CEO role. Roy Banks will remain in an advisory role and will also remain a member of the board of directors through September 2, 2022.
“Roy showed a tremendous passion for the business and had an immediate positive impact on Weave and its stakeholders during his tenure as CEO. He established a strong leadership team, improved our market position, and successfully served our customer base with unique solutions that enabled the growth and health of their business,” said Stuart Harvey, Chairperson of the board of directors.
Financial Third Quarter and Full Year 2022 Outlook
The company expects the following financial results for the three months ending September 30, 2022 and year ending December 31, 2022:

	Third Quarter	Full Year
Total revenue (in millions)	$35.0 - $36.0	$141.0 - $143.0
Non-GAAP loss from operations (in millions)	$(9.5) - $(8.5)	$(38.0) - $(36.0)
Weighted average share count (in millions)	65.6	65.4
The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP loss from operations excludes estimates for, among other things, stock-based compensation expense. A reconciliation of this non-GAAP financial guidance measure to a corresponding GAAP financial guidance measure is not available on a forward-looking basis because we do not provide guidance on GAAP net loss from operations and are not able to present the various reconciling cash and non-cash items between GAAP loss from operations and non-GAAP loss from operations without unreasonable effort. In particular, stock-based compensation expense is impacted by our future hiring and retention needs, as well as the future fair market value of our common stock, all of which is difficult to predict and is subject to constant change. The actual amount of these expenses during 2022 will have a significant impact on our future GAAP financial results.
Webcast
The company will host a conference call for analysts and investors on Wednesday, August 3, 2022, beginning at 5 p.m. EST.
Individuals interested in listening to the conference call may do so by dialing (646) 828-8193 or toll free at (888) 394-8218. Please reference the following conference ID: 6573115. The live webcast and a webcast replay of the conference call may be accessed from the investor relations page of Weave’s website at investors.getweave.com.
About Weave
Weave is a leading all-in-one customer communications and engagement platform for small business. From the first phone call to the final invoice and every touchpoint in between, Weave connects the entire customer journey. Weave’s software solutions transform how local businesses attract, communicate with and engage customers to grow their business. The first Utah company to join Y Combinator, Weave has set the bar for Utah startup achievement & work culture. In the past year, Weave has been included in the Forbes Cloud 100, Inc. 5000 fastest-growing companies in America, and Glassdoor Best Places to Work. To learn more, visit www.getweave.com/newsroom/.
Forward Looking Statements
This press release and the accompanying conference call contain forward-looking statements including, among others, current estimates of third quarter and full year 2022 revenue and non-GAAP loss from operations and statements in the quotes of our chief executive officer relating to our market opportunity.
These forward-looking statements involve risks and uncertainties. If any of these risks or uncertainties materialize, or if any of our assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: our ability to attract and retain talent; transitions in company leadership; our ability to attract new customers, retain existing customers and increase our customers’ use of our platform; our ability to manage our growth; the impact of the global COVID-19 pandemic on our company; our ability to maintain and enhance our brand and increase market awareness of our company, platform and products; customer adoption of our platform and products; expansion into new vertical markets; customer acquisition costs and sales and marketing strategies; competition; our ability to enhance our platform and products; interruptions in service; general business and economic conditions; and the risks described in the filings we make from time to time with the Securities and Exchange Commission (SEC), including the risks described under the heading “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2022, filed with the SEC on May 13, 2022, which should be read in conjunction with our financial results and forward-looking statements and is available on the SEC Filings section of the Investor Relations page of our website at investors.getweave.com/.
All forward-looking statements in this press release are based on information available to us as of the date hereof, and we do not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Channels for Disclosure of Information
Weave Communications uses the investor relations page on our website, blog posts on our website, press releases, public conference calls, webcasts, our twitter feed (@getweave), our Facebook page, and our LinkedIn page as the means of complying with our disclosure obligations under Regulation FD. We encourage investors, the media, and others to follow the channels listed above, in addition to following Weave Communications’ press releases, SEC filings, and public conference calls and webcasts, and to review the information disclosed through such channels.
Supplemental Financial Information
Dollar-Based Net Revenue Retention (NRR)
For retention rate calculations, we use adjusted monthly revenue (AMR), which is calculated for each location as the sum of (i) the subscription component of revenue for each month and (ii) the average of the trailing-three-month recurring payments revenue. To calculate our NRR, we first identify the cohort of locations (the Base Locations) that were active in a particular month (the Base Month). We then divide AMR for the Base Locations in the same month of the subsequent year (the Comparison Month), by AMR in the Base Month to derive a monthly NRR. We derive our annual NRR as of any date by taking a weighted average of the monthly net retention rates over the trailing twelve months prior to such date.
Dollar-Based Gross Revenue Retention (GRR)
To calculate our GRR, we first identify the cohort of locations (the Base Locations) that were under subscription in a particular month (the Base Month). We then calculate the effect of reductions in revenue from customer location terminations by measuring the amount of AMR in the Base Month for Base Locations still under subscription twelve months subsequent to the Base Month (Remaining AMR). We then divide Remaining AMR for the Base Locations by AMR in the Base Month for the Base Locations to derive a monthly gross retention rate. We calculate GRR as of any date by taking a weighted average of the monthly gross retention rates over the trailing twelve months prior to such date. GRR reflects the effect of customer locations that terminate their subscriptions, but does not reflect changes in revenue due to revenue expansion, revenue contraction, or addition of new customer locations.
Non-GAAP Financial Measures
In this press release, Weave Communications has provided financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (GAAP). We disclose the following historical non-GAAP financial measures in this press release: non-GAAP loss from operations, non-GAAP net loss or non-GAAP net loss attributable to common stockholders, non-GAAP net loss per share, adjusted EBITDA and free cash flow. We use these non-GAAP financial measures internally in analyzing our financial results and evaluating our ongoing operational performance. We believe that these non-GAAP financial measures provide an additional tool for investors to use in understanding and evaluating ongoing operating results and trends in the same manner as our management and board of directors. Our use of these non-GAAP financial measures has limitations as an analytical tool, and you should not consider them in isolation or as a substitute for analysis of our financial results as reported under GAAP. Because of these and other limitations, you should consider these non-GAAP financial measures along with other GAAP-based financial performance measures, including various cash flow metrics, operating income (loss), net loss, and our GAAP financial results. We have provided a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures in the tables included in this press release, and investors are encouraged to review the reconciliation.
Non-GAAP net loss and non-GAAP net loss per share
We define non-GAAP net loss or non-GAAP net loss attributable to common stockholders as GAAP net loss attributable to common stockholders less stock-based compensation expense and non-cash cumulative dividends on redeemable convertible preferred stock. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the diluted weighted-average shares outstanding.
Non-GAAP gross profit
We define non-GAAP gross profit as GAAP gross profit less stock-based compensation expense.
Non-GAAP operating expenses
We define non-GAAP operating expenses, in the aggregate or its individual components (i.e., sales and marketing, research and development or general and administrative), as the applicable GAAP operating expenses less the applicable stock-based compensation expense.
Non-GAAP loss from operations
We define non-GAAP loss from operations as GAAP loss from operations less stock-based compensation expense.
Adjusted EBITDA
EBITDA is defined as earnings before interest expense, provision for taxes, depreciation, and amortization. Our depreciation adjustment includes depreciation on operating fixed assets and does not include depreciation on phone hardware provided to our customers. We further adjust EBITDA to exclude stock-based compensation expense, a non-cash item. We believe that adjusted EBITDA provides management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations. Additionally, management uses adjusted EBITDA to measure our financial and operational performance and prepare our budgets.
Free Cash Flow
We define free cash flow as net cash used in operating activities, less purchases of property and equipment and capitalized internal-use software costs. We believe that free cash flow is a useful indicator of liquidity that provides useful information to management and investors, even if negative, as it provides information about the amount of cash consumed by our combined operating and investing activities. For example, as free cash flow has been negative, we have needed to access cash reserves or other sources of capital for these investments.
The foregoing non-GAAP financial measures have a number of limitations. For example, the non-GAAP financial information presented above may be determined or calculated differently by other companies and may not be directly comparable to that of other companies. In addition, free cash flow does not reflect our future contractual commitments and the total increase or decrease of our cash balance for a given period. Further, Adjusted EBITDA excludes some costs, namely, non-cash stock-based compensation expense. Therefore, adjusted EBITDA does not reflect the non-cash impact of stock-based compensation expense or working capital needs, that will continue for the foreseeable future. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools.
Investor Relations Contact
The Blueshirt Group
ir@getweave.com
Media Contact
Kali Geldis
Director of Communications
pr@getweave.com

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited, in thousands except share amounts)

	June 30, 2022	December 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$124,328	$135,996
Accounts receivable	2,981	3,059
Deferred contract acquisition costs, net	9,153	8,931
Prepaid expenses and other current assets	4,198	6,461
Total current assets	140,660	154,447
Non-current assets:
Property and equipment, net	11,427	24,502
Operating lease right-of-use assets	46,660	—
Finance lease right-of-use assets	11,325	—
Deferred contract acquisition costs, net, less current portion	7,612	7,873
Other non-current assets	1,143	663
TOTAL ASSETS	$218,827	$187,485
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$4,673	$4,061
Accrued liabilities	14,142	12,250
Deferred revenue	32,287	29,511
Current portion of operating lease liabilities	5,050	—
Current portion of finance lease liabilities	7,728	8,485
Current portion of long-term debt	—	—
Total current liabilities	63,880	54,307
Non-current liabilities:
Deferred rent	—	4,319
Operating lease liabilities, less current portion	46,780	—
Finance lease liabilities, less current portion	6,179	6,558
Long-term debt	10,000	10,000
Total liabilities	126,839	75,184
Stockholders' equity:
Preferred stock, $0.00001 par value per share; 10,000,000 shares authorized, zero shares issued and outstanding as of June 30, 2022 and December 31, 2021	—	—
Common stock, $0.00001 par value per share; 500,000,000 shares authorized as of June 30, 2022 and December 31, 2021; 65,010,719 and 64,324,628 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	—	—
Additional paid-in capital	302,557	294,230
Accumulated deficit	(210,551)	(181,898)
Accumulated other comprehensive (loss) income	(18)	(31)
Total stockholders' equity	91,988	112,301
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$218,827	$187,485

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited, in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$34,930	$28,061	$68,202	$53,729
Cost of revenue	13,749	12,023	27,502	22,825
Gross profit	21,181	16,038	40,700	30,904
Operating expenses:
Sales and marketing	16,747	14,718	32,967	26,454
Research and development	7,428	7,871	14,632	13,707
General and administrative	11,597	7,583	21,201	13,586
Total operating expenses	35,772	30,172	68,800	53,747
Loss from operations	(14,591)	(14,134)	(28,100)	(22,843)
Other income (expense):
Interest expense	(332)	(293)	(625)	(573)
Other income (expense)	127	8	123	14
Loss before income taxes	(14,796)	(14,419)	(28,602)	(23,402)
Provision for income taxes	(19)	—	(51)	—
Net loss	$(14,815)	$(14,419)	$(28,653)	$(23,402)
Less: cumulative dividends on redeemable convertible preferred stock	—	(557)	—	(1,106)
Net loss attributable to common stockholders	$(14,815)	$(14,976)	$(28,653)	$(24,508)
Net loss per share attributable to common stockholders - basic and diluted	$(0.23)	$(1.12)	$(0.44)	$(1.93)
Weighted-average common shares outstanding - basic and diluted	64,963,045	13,373,712	64,774,428	12,708,522

WEAVE COMMUNICATIONS, INC
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(14,815)	$(14,419)	$(28,653)	$(23,402)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	3,393	2,951	6,768	5,586
Amortization of operating right-of-use assets	914	—	1,822	—
Provision for losses on accounts receivable	149	49	299	72
Amortization of contract acquisition costs	2,693	2,273	5,333	4,388
Stock-based compensation	4,480	5,269	7,905	7,093
Changes in operating assets and liabilities:
Accounts receivable	(233)	(387)	(221)	(2,507)
Contract acquisition costs	(2,885)	(3,472)	(5,294)	(6,119)
Prepaid expenses and other assets	758	37	1,708	259
Accounts payable	444	605	592	408
Accrued liabilities	1,952	1,541	2,021	1,151
Operating lease liabilities	(639)	—	(971)	—
Deferred revenue	2,058	2,600	2,789	4,059
Deferred rent	—	1,182	—	1,969
Net cash used in operating activities	(1,731)	(1,771)	(5,902)	(7,043)

CASH FLOWS FROM INVESTING ACTIVITIES			—
Purchases of property and equipment	(380)	(1,656)	(921)	(3,438)
Capitalized internal-use software costs	(311)	(567)	(678)	(1,106)
Net cash used in investing activities	(691)	(2,223)	(1,599)	(4,544)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on finance leases	(2,284)	(1,923)	(4,460)	(3,740)
Proceeds from stock option exercises	134	1,877	693	2,125
Paid offering costs	—	—	(400)	—
Net cash used in financing activities	(2,150)	(46)	(4,167)	(1,615)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(4,572)	(4,040)	(11,668)	(13,202)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	128,900	46,536	135,996	55,698
CASH AND CASH EQUIVALENTS, END OF PERIOD	$124,328	$42,496	$124,328	$42,496

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest	$332	$293	$625	$573
Cash paid during the period for income taxes	19	—	51	—
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:
Equipment purchases financed with accounts payable	—	36	20	231
Finance lease liabilities arising from obtaining finance lease right-of-use assets	1,297	2,940	3,324	5,152
Accrued unpaid offering costs	271		271	—

WEAVE COMMUNICATIONS, INC
DISAGGREGATED REVENUE AND COST OF REVENUE
(unaudited, in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Subscription and payment processing:
Revenue	$33,538	$26,233	$65,488	$50,132
Cost of revenue	(9,009)	(7,113)	(17,830)	(13,529)
Gross profit	$24,529	$19,120	$47,658	$36,603
Gross margin	73%	73%	73%	73%

Onboarding:
Revenue	$319	$1,034	$581	$2,072
Cost of revenue	(2,502)	(2,673)	(5,088)	(4,993)
Gross profit	$(2,183)	$(1,639)	$(4,507)	$(2,921)
Gross margin	(684)%	(159)%	(776)%	(141)%

Hardware:
Revenue	$1,073	$794	$2,133	$1,525
Cost of revenue (depreciation of phone hardware over a 3-year useful life)	(2,238)	(2,237)	(4,584)	(4,303)
Gross profit	$(1,165)	$(1,443)	$(2,451)	$(2,778)
Gross margin	(109)%	(182)%	(115)%	(182)%

WEAVE COMMUNICATIONS, INC
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(unaudited, in thousands, except share and per share data)

The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:

Non-GAAP gross profit
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Gross profit	$21,181	$16,038	$40,700	$30,904
Stock-based compensation add back	176	210	324	279
Non-GAAP gross profit	$21,357	$16,248	$41,024	$31,183

Non-GAAP operating expenses
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Sales and marketing	$16,747	$14,718	$32,967	$26,454
Stock-based compensation excluded	(790)	(679)	(1,452)	(811)
Non-GAAP sales and marketing	$15,957	$14,039	$31,515	$25,643

Research and development	$7,428	$7,871	$14,632	$13,707
Stock-based compensation excluded	(1,078)	(2,020)	(1,630)	(2,416)
Non-GAAP research and development	$6,350	$5,851	$23,505	$18,526

General and administrative	$11,597	$7,583	$21,201	$13,586
Stock-based compensation excluded	(2,436)	(2,360)	(4,499)	(3,587)
Non-GAAP general and administrative	$9,161	$5,223	$16,702	$9,999

Non-GAAP loss from operations
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Loss from operations	$(14,591)	$(14,134)	$(28,100)	$(22,843)
Stock-based compensation add back	4,480	5,269	7,905	7,093
Non-GAAP loss from operations	$(10,111)	$(8,865)	$(20,195)	$(15,750)

Non-GAAP net loss
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss attributable to common stockholders	$(14,815)	$(14,976)	$(28,653)	$(24,508)
Stock-based compensation add back	4,480	5,269	7,905	7,093
Non-cash cumulative dividends on redeemable convertible preferred stock	$—	$557	$(64,774)	$(12,709)
Non-GAAP net loss attributable to common stockholders	$(10,335)	$(9,150)	$(85,522)	$(30,124)

GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.23)	$(1.12)	$(0.44)	$(1.93)
Non-GAAP net loss per share attributable to common stockholders - basic and diluted	$(0.16)	$(0.68)	$(1.32)	$(2.37)

Weighted-average common shares outstanding - basic and diluted	64,963,045	13,373,712	64,774,428	12,708,522

Adjusted EBITDA
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net loss	$(14,815)	$(14,419)	$(28,653)	$(23,402)
Interest on outstanding debt	332	293	625	573
Tax expense	19	—	51	—
Depreciation	685	533	1,358	963
Amortization	280	159	566	274
Stock-based compensation	4,480	5,269	7,905	7,093
Adjusted EBITDA	$(9,019)	$(8,165)	$(18,148)	$(14,499)

Free Cash Flow
	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Net cash used in operating activities	$(1,731)	$(1,771)	$(5,902)	$(7,043)
Less: Purchase of property and equipment	(380)	(1,656)	(921)	(3,438)
Less: Capitalized internal-use software	(311)	(567)	(678)	(1,106)
Free cash flow	$(2,422)	$(3,994)	$(7,501)	$(11,587)